Exhibit 99.2

                                                                            January 28, 2003



            NORTHEAST UTILITIES AND SUBSIDIARIES
            ------------------------------------

                      FINANCIAL REPORT
                      ----------------
                                                                    Three Months Ended
                                                                        December 31,
                                                                   ---------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,264,821    $ 1,298,557
                                                               ===========    ===========
Earnings for Common Shares:
   Before cumulative effect of accounting change,
     net of tax benefit                                        $    56,035    $    49,984
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                    -              -
                                                               -----------    -----------
Net Income                                                     $    56,035    $    49,984
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before cumulative effect of accounting change,
     net of tax benefit                                        $      0.44    $      0.38
   Cumulative effect of accounting change,
     net of tax benefit                                                -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.44    $      0.38
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      128,179,015    131,381,924
                                                               ===========    ===========

                                                                    Twelve Months Ended
                                                                        December 31,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,034,913    $ 5,968,220
                                                               ===========    ===========
Earnings for Common Shares:
   Before cumulative effect of accounting change,
     net of tax benefit                                        $   152,109    $   265,942
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                    -          (22,432)
                                                               -----------    -----------
Net Income                                                     $   152,109    $   243,510
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before cumulative effect of accounting change,
     net of tax benefit                                        $      1.18     $     1.96
   Cumulative effect of accounting change,
     net of tax benefit                                                -            (0.17)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.18    $      1.79
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      129,341,360    135,917,423
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                        December 31,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,264,821    $ 1,298,557
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      710,861        754,798
    Other                                                          171,617        182,254
  Maintenance                                                       69,455         50,809
  Depreciation                                                      46,925         46,931
  Amortization                                                     262,378         82,578
  Taxes other than income taxes                                     50,475         48,458
  Gain on sale of utility plant                                   (187,113)           -
                                                               -----------    -----------
       Total operating expenses                                  1,124,598      1,165,828
                                                               -----------    -----------
Operating Income                                                   140,223        132,729
Other Income/(Loss), Net                                            24,113         (3,017)
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      164,336        129,712
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                        27,366         35,605
  Interest on rate reduction bonds                                  28,252         29,913
  Other interest                                                    11,285          5,118
                                                               -----------    -----------
      Interest expense, net                                         66,903         70,636
                                                               -----------    -----------
Income Before Income Tax Expense                                    97,433         59,076
Income Tax Expense                                                  40,008          7,988
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   57,425         51,088
Preferred Dividends of Subsidiaries                                  1,390          1,104
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change                56,035         49,984
  Cumulative effect of accounting change,
    net of tax benefit of $14,908                                      -              -
                                                               -----------    -----------
Net Income                                                     $    56,035    $    49,984
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before cumulative effect of accounting change,
    net of tax benefit                                         $      0.44     $     0.38
  Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.44    $      0.38
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      128,179,015    131,381,924
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                       December 31,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 5,034,913    $ 5,968,220
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    2,844,694      3,635,736
    Other                                                          752,482        773,058
  Maintenance                                                      263,487        258,961
  Depreciation                                                     193,700        201,013
  Amortization                                                     473,490        983,037
  Taxes other than income taxes                                    227,518        219,197
  Gain on sale of utility plant                                   (187,113)      (641,956)
                                                               -----------    -----------
       Total operating expenses                                  4,568,258      5,429,046
                                                               -----------    -----------
Operating Income                                                   466,655        539,174
Other Income/(Loss), Net                                            43,828        187,627
                                                               -----------    -----------
Income Before Interest and Income Tax Expense                      510,483        726,801
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                       134,471        140,497
  Interest on rate reduction bonds                                 115,791         87,616
  Other interest                                                    20,249         51,545
                                                               -----------    -----------
      Interest expense, net                                        270,511        279,658
                                                               -----------    -----------
Income Before Income Tax Expense                                   239,972        447,143
Income Tax Expense                                                  82,304        173,952
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  157,668        273,191
Preferred Dividends of Subsidiaries                                  5,559          7,249
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change               152,109        265,942
  Cumulative effect of accounting change,
    net of tax benefit of $14,908                                      -          (22,432)
                                                               -----------    -----------
Net Income                                                     $   152,109    $   243,510
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before cumulative effect of accounting change,
    net of tax benefit                                         $      1.18     $     1.96
  Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.17)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.18    $      1.79
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,341,460    135,917,423
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                      December 31,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    85,393    $    96,658
  Investments in securitizable assets                              178,908        206,367
  Receivables, net                                                 767,089        659,759
  Unbilled revenues                                                126,236        126,398
  Fuel, materials, and supplies, at average cost                   119,853        108,516
  Special deposits                                                   2,455         13,036
  Prepayments and other                                            241,190        218,209
                                                               -----------    -----------
                                                                 1,521,124      1,428,943
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,141,887      5,743,575
  Gas utility                                                      679,055        634,884
  Competitive energy                                               866,294        850,061
  Other                                                            205,115        195,741
                                                               -----------    -----------
                                                                 6,892,351      7,424,261
    Less:  Accumulated provision for depreciation                2,484,549      3,273,737
                                                               -----------    -----------
                                                                 4,407,802      4,150,524
  Construction work in progress                                    320,567        289,889
  Nuclear fuel, net                                                   -            32,564
                                                               -----------    -----------
                                                                 4,728,369      4,472,977
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,910,029      3,287,537
  Goodwill and other purchased intangible assets, net              345,867        333,123
  Prepaid pension                                                  328,890        232,398
  Nuclear decommissioning trusts, at market                           -            61,713
  Other                                                            433,338        468,007
                                                               -----------    -----------
                                                                 4,018,124      4,382,778
                                                               -----------    -----------

Total Assets                                                   $10,267,617    $10,284,698
                                                               ===========    ===========


                                                                      December 31,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $    56,000    $   290,500
  Long-term debt - current portion                                  57,229         50,462
  Accounts payable                                                 766,128        561,480
  Accrued taxes                                                    141,667         27,371
  Accrued interest                                                  40,597         35,659
  Other                                                            243,054        312,925
                                                               -----------    -----------
                                                                 1,304,675      1,278,397
                                                               -----------    -----------
Rate Reduction Bonds                                             1,899,312      2,018,351
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,436,507      1,491,394
  Accumulated deferred investment tax credits                      106,471        120,071
  Deferred contractual obligations                                 354,469        216,566
  Other                                                            552,641        633,523
                                                               -----------    -----------
                                                                 2,450,088      2,461,554
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,286,821      2,292,556
                                                               -----------    -----------
  Preferered Stock                                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,375,847 shares issued and
    127,562,031 shares outstanding in 2002 and
    148,890,640 shares issued and 130,132,136 shares
    outstanding in 2001                                            746,879        744,453
   Capital surplus, paid in                                      1,108,338      1,107,609
   Deferred contribution plan - employee stock
    ownership plan                                                 (87,746)      (101,809)
   Retained earnings                                               765,611        678,460
   Accumulated other comprehensive income/(loss)                    14,927        (32,470)
   Treasury stock                                                 (337,488)      (278,603)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,210,521      2,117,640
                                                               -----------    -----------
Total Capitalization                                             4,613,542      4,526,396
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,267,617    $10,284,698
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.